UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2019

StoneMor Partners L.P.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32270	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Horizon Boulevard Trevose, Pennsylvania		19053
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 826-2800

Not Applicable (Former name or former address, if changed since last report) Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Units	STON	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 4, 2019, StoneMor California Subsidiary, Inc. and StoneMor California, Inc. (collectively, the “Company”), both of which are indirect wholly-owned subsidiaries of StoneMor Partners, L.P. (the “Partnership”), entered into an Asset Sale Agreement (the “Agreement”) with Carriage Funeral Holdings, Inc. (“Buyer”) to sell substantially all of the assets of Oakmont Memorial Park, Oakmont Funeral Home, Redwood Chapel, Inspiration Chapel and Oakmont Crematory located in California (the “Assets”). In consideration for the transfer of the Assets and in addition to the assumption of certain liabilities pursuant to the Agreement, the Buyer will pay the Company an aggregate purchase price of $33.0 million. The Agreement also includes various representations, warranties, covenants, indemnification and other provisions which are customary for transactions of this nature.

The closing of the transaction contemplated by the Agreement is subject to the satisfaction of customary closing conditions, including obtaining all necessary regulatory approvals.  The Company anticipates that the transaction will close in early January 2020

The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On December 4, 2019, the Partnership issued a press release announcing the execution of the Agreement discussed in Item 1.01.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 incorporated by reference herein, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing made by the Partnership pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, other than to the extent that such filing incorporates any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits:

Exhibit Number	Description
2.1*	Asset Sale Agreement dated as of December 4, 2019 by and among Carriage Funeral Holdings, Inc., StoneMor California Subsidiary, Inc. and StoneMor California, Inc.

99.1**	Press Release dated December 4, 2019.

*

Filed herewith.  Exhibits and Schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Partnership will furnish copies of any such exhibits and schedules to the Securities and Exchange Commission upon request.

**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEMOR PARTNERS L.P.

By:	StoneMor GP LLC
its general partner

By:	/s/Jeffrey DiGiovanni
Name:	Jeffrey DiGiovanni
Title:	Senior Vice President and Chief Financial Officer

Date: December 4, 2019

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